UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number     811-22080
                                                      -----------

                    First Trust Active Dividend Income Fund
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
                    (Name and address of agent for service)

      Registrant's telephone number, including area code:     630-765-8000
                                                             --------------

                    Date of fiscal year end:     November 30
                                                -------------

                Date of reporting period:     November 30, 2012
                                             -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST


                                                 ANNUAL REPORT
                                              FOR THE YEAR ENDED
                                               NOVEMBER 30, 2012



                                                  FIRST TRUST
                                                ACTIVE DIVIDEND
                                                    INCOME
                                                     FUND





AVIANCE
------------------
Capital Management

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                 FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2012

Shareholder Letter............................................................ 1
At A Glance................................................................... 2
Portfolio Commentary.......................................................... 3
Portfolio of Investments...................................................... 7
Statement of Assets and Liabilities...........................................12
Statement of Operations.......................................................13
Statements of Changes in Net Assets...........................................14
Financial Highlights..........................................................15
Notes to Financial Statements.................................................16
Report of Independent Registered Public Accounting Firm.......................22
Additional Information........................................................23
Board of Trustees and Officers................................................27
Privacy Policy................................................................29


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aviance Capital Management, LLC ("Aviance" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Active Dividend Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aviance are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                 FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO

                               NOVEMBER 30, 2012


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Active Dividend Income Fund (the "Fund").

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality financial solutions regardless of market ups and downs. We have always believed, as I have written previously, that there are two ways to attain success in reaching your financial goals: staying invested in quality products and having a long-term investment horizon. We are committed to this approach in the products we manage or supervise and offer to investors.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the New Year and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Trust Active Dividend Income Fund and Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
"AT A GLANCE"
AS OF NOVEMBER 30, 2012 (UNAUDITED)


--------------------------------------------------------------------------
FUND STATISTICS
--------------------------------------------------------------------------
Symbol on New York Stock Exchange                                   FAV
Common Share Price                                                $7.69
Common Share Net Asset Value ("NAV")                              $8.63
Premium (Discount) to NAV                                        (10.89)%
Net Assets Applicable to Common Shares                      $71,261,470
Current Quarterly Distribution per Common Share (1)             $0.1800
Current Annualized Distribution per Common Share                $0.7200
Current Distribution Rate on Closing Common Share Price (2)        9.36%
Current Distribution Rate on NAV (2)                               8.34%


---------------------------------------------------------
     COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
---------------------------------------------------------
            Common Share Price    NAV

11/11          $8.41             $9.20
                8.36              9.13
                8.37              9.19
                8.12              9.05
                8.37              9.37
12/11           8.38              9.38
                8.48              9.29
                8.42              9.32
                8.35              9.30
1/12            8.35              9.33
                8.60              9.51
                8.63              9.43
                8.63              9.54
2/12            8.77              9.58
                8.71              9.56
3/9/2012        8.63              9.52
                8.78              9.65
                8.70              9.60
3/12            8.70              9.59
                8.54              9.50
                8.47              9.36
                8.37              9.16
4/12            8.35              9.32
                8.20              9.05
                8.02              8.96
                7.53              8.48
5/12            7.70              8.57
                7.41              8.33
                7.62              8.64
                7.63              8.72
                7.55              8.67
6/12            7.80              8.82
                7.80              8.82
                7.90              8.91
                7.64              8.74
7/12            7.91              8.86
                7.90              8.93
                7.97              9.06
                8.24              9.10
                8.13              9.02
8/12            8.08              8.97
                8.15              9.09
                8.36              9.16
                8.37              9.11
9/12            8.47              9.02
                8.43              9.14
                8.36              9.00
                8.40              9.04
10/12           8.13              8.75
                8.09              8.71
                7.78              8.47
                7.34              8.35
                7.65              8.58
11/12           7.69              8.63
---------------------------------------------------------


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                    Average Annual Total Return
                                                    ---------------------------
                                                                     Inception
                                  1 Year Ended    5 Years Ended     (9/20/2007)
                                   11/30/2012      11/30/2012      to 11/30/2012

FUND PERFORMANCE (3)
NAV                                  2.24%           -2.63%           -2.58%
Market Value                        -0.34%           -3.52%           -5.56%

INDEX PERFORMANCE
Russell 1000(R) Value Index         17.45%           -0.01%           -0.96%
S&P 500(R) Index                    16.13%          -39.35%          -33.33%
Dow Jones Select Dividend Index     13.09%            4.59%            1.74%
--------------------------------------------------------------------------------


-----------------------------------------------------------
                                                % OF TOTAL
TOP 10 HOLDINGS                                INVESTMENTS
-----------------------------------------------------------
SK Telecom Co., Ltd., ADR                          2.9%
Telecom Corp. of New Zealand Ltd., ADR             2.8
Verizon Communications, Inc.                       2.6
Kimberly-Clark Corp.                               2.6
Pfizer, Inc.                                       2.5
Philip Morris International, Inc.                  2.2
Copano Energy, LLC                                 2.2
AT&T, Inc.                                         2.1
Procter & Gamble (The) Co.                         2.1
Encana Corp.                                       2.1
-----------------------------------------------------------
                                        Total     24.1%
                                                  ====


-----------------------------------------------------------
                                                % OF TOTAL
SECTOR ALLOCATION                              INVESTMENTS
-----------------------------------------------------------
Consumer Staples                                  22.1%
Telecommunication Services                        17.5
Energy                                            14.2
Consumer Discretionary                            10.3
Utilities                                          7.9
Information Technology                             7.6
Health Care                                        7.0
Financials                                         6.8
Industrials                                        6.6
-----------------------------------------------------------
                                        Total    100.0%
                                                 =====




(1) Most recent distribution paid or declared through 11/30/2012. Subject to change in the future.
(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2012. Subject to change in the future.
(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

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                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                 FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2012

                                  SUB-ADVISOR

Aviance Capital Management, LLC ("Aviance"), a registered investment advisor, is the sub-advisor to First Trust Active Dividend Income Fund ("FAV" or the "Fund"). Aviance is an asset management firm focused on managing multi-cap value and growth portfolios and is currently managed by Christian C. Bertelsen, Michael J. Dixon, and Edward C. Bertelsen, who are all Founding Members of the firm. Aviance is responsible for the day-to-day management of the equity securities portion of the Fund's portfolio, utilizing a team made up of Christian C. Bertelsen, Jeffrey J. Walker, Edward C. Bertelsen and Mark Belanian. The team has approximately seven years of experience working together and more than 67 years of cumulative industry experience. First Trust is responsible for the day-to-day management of the option portion of the Fund's portfolio. Rob A. Guttschow and John Gambla, Senior Portfolio Managers in First Trust's Alternative and Equity Investment Group, manage the option portion of the Fund's portfolio. Their management activities for the Fund began with the commencement of the option overlay strategy (discussed on page 17) on August 20, 2012.

                           PORTFOLIO MANAGEMENT TEAM

CHRISTIAN C. BERTELSEN, CHIEF INVESTMENT OFFICER AND SENIOR PORTFOLIO MANAGER

Christian C. Bertelsen has over 43 years of investment experience. In November 2004, he became Chief Investment Officer at Global Financial Private Capital ("GFPC"), the incubator company of Aviance. From July 1997 to December 2003, Mr. Bertelsen was director of the value equity group for Phoenix Investment Counsel, during which time he was responsible for developing strategies that focused on the analysis of dividends as a means of identifying undervalued companies and generating income. He served as Chief Investment Officer at Dreman Value Advisors between January 1996 and July 1997, and was a Senior Vice President with Eagle Asset Management between April 1993 and January 1996. From June 1986 to April 1993, Mr. Bertelsen headed the equity investment department at Colonial Advisory Services, Inc., and managed the Colonial Fund. Prior to 1986, he held positions with Batterymarch Financial Management and State Street Bank & Trust Company. Mr. Bertelsen holds an M.B.A. and a B.A. in Economics and History from Boston University.

JEFFERY J. WALKER, ANALYST AND ASSISTANT PORTFOLIO MANAGER

Jeffrey J. Walker has 5 years of investment industry experience which includes trading, investment analysis/research, and portfolio management. Mr. Walker started as an intern with GF Investment Services, LLC in May 2006 before starting full-time employment in March 2009. He joined GFPC/Aviance in May 2011 as an analyst/assistant portfolio manager. Mr. Walker graduated magna cum laude from Florida State University with a B.S. in Finance, and is currently a Level III Candidate in the Chartered Financial Analyst ("CFA") Program

EDWARD C. BERTELSEN, PORTFOLIO MANAGER - RESEARCH

Edward C. Bertelsen has over 10 years of experience in supporting and managing portfolios. He is also responsible for a limited number of selected client relationships. He joined GFPC/Aviance in April 2004 and was instrumental in creating its trading environment. Between March 2001 and April 2004, Mr. Bertelsen was a Senior Portfolio Manager with Salomon Smith Barney. Between November 1996 and March 2001, Mr. Bertelsen was employed by Legg Mason Wood Walker as a Portfolio Manager. He graduated with honors from Albion College in 1993 with a B.A. in Economics and History and started his financial career with Raymond James in July 1993.

MARK BELANIAN, PORTFOLIO ANALYST

Mark Belanian has over 10 years of investment industry experience. Mr. Belanian joined GFPC/Aviance in February 2006 from Merrill Lynch's Global Private Client Group in Sarasota, Florida, where he had worked since February 2005. Mr. Belanian worked with Christian Bertelsen as a portfolio analyst at Phoenix Investment Counsel between June 1998 and January 2005. Mr. Belanian graduated from Trinity College with a B.A. in Modern Language.

JOHN GAMBLA, CFA, SENIOR PORTFOLIO MANAGER

John Gambla is a Senior Portfolio Manager of the Alternative and Equity Investment Group at First Trust. Mr. Gambla has 20 years of investment experience. He joined First Trust in 2011. Before joining First Trust he was a co-Chief Investment Officer at the Nuveen HydePark Group LLC, a wholly-owned subsidiary of Nuveen Investments from May 2004 to March 2011. While at HydePark Mr. Gambla co-directed HydePark's investment activities including research, product development, trading, portfolio management, and performance attribution. Prior to May 2004, Mr. Gambla was a Senior Trader and Quantitative specialist at Nuveen Asset Management. While there, he was responsible for trading all derivatives for more than 120 municipal mutual funds.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

Mr. Gambla graduated Phi Beta Kappa with a B.S. in Genetics and Development Biology (Cum Laude) and a B.A. in Finance (departmental distinction) from the University of Illinois at Urbana/Champaign, and earned an MBA from the University of Chicago's Graduate School of Business. He is a CFA Charterholder and holds FRM and PRM designations.

ROB A. GUTTSCHOW, CFA, SENIOR PORTFOLIO MANAGER

Rob Guttschow is a Senior Portfolio Manager for the Alternative and Equity Investment Group at First Trust. Mr. Guttschow has nearly 20 years of investment experience. He joined First Trust in 2011. Before joining First Trust he was a co-Chief Investment Officer at the Nuveen HydePark Group LLC, a wholly-owned subsidiary of Nuveen Investments from May 2004 to March 2011. While at HydePark Mr. Guttschow co-directed HydePark's investment activities including research, product development, trading, portfolio management, and performance attribution. Prior to joining HydePark, Mr. Guttschow was an Overlay Manager and Senior Portfolio Manager at Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments. Prior to May 2004, Mr. Guttschow was a Partner, Managing Director and Senior Portfolio Manager at Lotsoff Capital Management. While at Lotsoff, he was responsible for managing a variety of fixed-income and equity-based enhanced index products for the firm's institutional clients. Mr. Guttschow earned a B.S. degree in Engineering and an MBA from the University of Illinois at Urbana/Champaign. He is a CFA Charterholder and a member of the CFA Society of Chicago.

                                   COMMENTARY

FIRST TRUST ACTIVE DIVIDEND INCOME FUND

The primary investment objective of the Fund is to seek a high level of current income. Its secondary objective is capital appreciation. The Fund pursues its investment objectives by investing at least 80% of its managed assets in a diversified portfolio of dividend-paying multi-cap equity securities of both U.S. and non-U.S. issuers that the Fund's Sub-Advisor believes offer the potential for attractive income and/or capital appreciation. In addition, on an ongoing and consistent basis, the Fund will write call options on stock indices and single stocks on up to 50% of the Fund's portfolio value. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

This section discusses the primary factors which impacted FAV's two integrated objectives throughout the twelve months ended November 30, 2012.

CORRECTION AND "HOPE BASED" RALLY

For the twelve months ended November 30, 2012, the Russell 1000 Value Index ("R1000V") gained 17.45%. The Standard & Poor's 500 Index ("S&P 500"), the Fund's secondary benchmark, rose 16.13% for the same period.

The reporting period primarily consisted of a "hope based" rally in broad global equity markets. The rally was interrupted during May when FAV's major benchmark, the R1000V, fell from 688.70 on May 1 to 623.74 on June 4; a drop of approximately 9.43%. The main cause of this precipitous drop was uncertainty over the European Debt crisis, slowing growth in China and weakening U.S. economic indicators. Despite these worries, demand for risky assets increased during the following months as investors speculated world central banks would add additional stimulus through outright asset purchases - known as quantitative easing.

Asset classes were driven by headlines out of the European Union and Central Bank stimulus speculation. Fundamentals and actual macro-economic data often enjoyed an inverse relationship with equity market prices. For example, increases in unemployment and slowing GDP expectations improved the probability of a third round of government quantitative easing which actually caused markets to rally. Thus, the second half of the reporting period was a difficult time for conservative/income-oriented investors, many of whom saw markets appreciate while their fundamental data indicated depreciating equity prices.

CORPORATE EARNINGS

The twelve-month period covered by this report was a time of slowing global economic growth and fears the European Union would not be able to agree on a long-term solution to its sovereign debt crisis. Initially, corporations continued to beat expectations by cutting costs to compensate for slowing revenue growth. As revenue growth continued to decrease, the slowing economic conditions started to be reflected in lower corporate earnings.

With 494 S&P 500 companies reporting for the third quarter of 2012, at the time of writing, 334 had beat expectations, 155 missed and 5 met their operating estimates. The pace of growth for both revenue and sales has slowed significantly from recent quarters with third quarter earnings growth of just 0.90% and sales growth of -0.03%. Looking forward, this trend could continue if global economies are dragged down by the U.S. fiscal problems and the European Debt crisis.

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                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

DIVIDEND RECAP

HOW WERE DIVIDENDS AFFECTED?

The primary aim of the Fund is the generation of yield from the capture of dividends and from holding dividend-paying stocks that, in the Sub-Advisor's opinion, are undervalued by the market, so-called "value" stocks. Therefore, a major factor which affects the Fund's management is the availability of dividends. Moreover, an important component of the Fund's security selection process is the identification of those companies with a history of consistent and rising dividend payments. Where such dividend raises are financially sustainable, in the opinion of the Sub-Advisor, the company assumes a higher probability of selection within the Fund. Moreover, rising dividends suggest the potential for rising aggregate yields for the Fund's investors.

For the third quarter of 2012, "Dividends continue to have a great year, with actual cash payments increasing over 19% and the forward indicated dividend rate reaching a new all-time high," said Howard Silverblatt, Senior Index Analyst at S&P Indices. During the third quarter of 2012, 439 companies increased their dividends compared to 350 companies during the same period in 2011. There were 53 negative dividend actions in Q3 2012, compared to 23 the same period of 2011. We see this as an indication that the financial strength of the majority of companies continues to improve.

After the U.S. election in November, investors turned their attention to the U.S. "fiscal cliff," which includes the expiration of the Bush Era tax cuts and would imply an increase in the tax rates paid on dividends. Due to this uncertainty, investors sold off high-yielding equities. In the Sub-Advisors' opinion, the selloff was an overreaction and the downward pressure on these equities will reverse in the coming months as investors continue to search for yield in a low interest-rate environment.

PERFORMANCE ANALYSIS

The net asset value ("NAV") total return(1) of the Fund for the twelve months ended November 30, 2012 was 2.24%. Over the same period, the total return of the R1000V Index, the Fund's primary benchmark index, was 17.45%, while the Fund's secondary benchmark index, the S&P 500, returned 16.13%.

NAV PERFORMANCE

The Fund's NAV total return lagged the performance of its main benchmark, the Russell 1000 Value Index, by 15.21% for the twelve-month reporting period.

The Sub-Advisor's aim is to manage FAV to collect the required dividend income and secondly, to attempt to participate in capital appreciation while seeking to protect capital. As a result of ongoing Euro debt contagion fears, slowing growth in China and weakening U.S. economic data, we decided to protect capital by moving the portfolio holdings to a more defensive position by replacing high beta stocks with lower beta stocks (Beta is an indication of the systematic risk of a security). This resulted in a lower level of participation in the benchmark's appreciation performance.

The Fund's underperformance was mainly the result of the Fund's defensive positioning and the benchmark's "hope based" rally. As central bank stimulus drove up the price of high beta stocks, the Fund's lower beta stocks did not participate as much. Additionally, after the U.S. Presidential elections in November, there was a large scale sell off of high-yield equities as investors focused on potential changes to the dividend tax rate.

PRICE PERFORMANCE

The Fund's market value provided a total return(1) of -0.34% during the reporting period. The price of FAV closely followed the price of the R1000V for much of the reporting period, with the exception of the month of November. After the U.S. election, FAV's price dropped, which we believe is attributable to investors' fears of uncertainty over the U.S. fiscal cliff consequences and the resulting impact on dividend taxes.

Although the price of FAV is not directly managed by the Advisor or Sub-Advisor, in the opinion of the Sub-Advisor, the drop in price after the election was an overreaction to the uncertainty over tax policy. Dividend stocks have performed well during periods of both high and low dividend tax rates and we believe they should continue to perform well under the current rates.



--------------
1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

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                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

MARKET & FUND OUTLOOK

Our short- to medium-term outlook remains defensive based on the fact that the solution to European debt problems will take a long time for countries to agree upon and subsequently implement. At the same time, U.S. corporate earnings look set to soften. The level of confidence we see returning to global markets appears overdone for the next quarter or two.

The great debt and derivative unwind now includes Europe. It will take many years for the effects of our recent fiscal profligacy to unwind. That said, we do not expect another 2008-like liquidity crisis. Governments and central banks across the world are committed to providing enough liquidity to keep the wheels of global financial markets turning. Our goal will remain the same: generate the required income and protect capital in down markets.

We see interest rates remaining low throughout 2013.

U.S. FISCAL POLICY ("THE FISCAL CLIFF")

The Congressional solution to the fiscal cliff could have large implications on not only the U.S. economic recovery but also the extent of the current European recession and the slowing growth in China. In the Sub-Advisor's opinion, resolution of other fiscal issues, such as sequestration and the upcoming debt ceiling show down, could have significant impacts on the U.S. economy.

FURTHER U.S. EASING

The U.S. Federal Reserve might bring about a change in future U.S. equity market direction with a commitment to further quantitative easing, a fourth leg to the previous three programs. A quantitative easing-inspired rally would be short-lived in our opinion; we'd rather see debt continue to unwind. However, at the low interest rates being paid by the U.S. Government to borrow, further printing of money can't be ruled out.

We will monitor Federal Reserve activity for signs of renewed monetary easing.

EARNINGS

At the time of writing, we see corporate guidance softening. We expect this to flow through into lower earnings in the next few quarters; nothing too dramatic, but the earnings growth curve should start to flatten. We continue to focus on sectors that have shown continued recovery. For example, we believe there has been a meaningful rebound in the housing market and the companies exposed to housing should outperform in 2013.

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2012


    SHARES                   DESCRIPTION                               VALUE
------------  -------------------------------------------------  --------------
COMMON STOCKS - 90.8%

             AEROSPACE & DEFENSE - 3.2%
     14,000  Lockheed Martin Corp..............................  $    1,306,200
     17,000  Raytheon Co.......................................         971,210
                                                                 --------------
                                                                      2,277,410
                                                                 --------------

             BEVERAGES - 2.1%
     20,000  Coca-Cola (The) Co................................         758,400
     11,000  PepsiCo, Inc......................................         772,310
                                                                 --------------
                                                                      1,530,710
                                                                 --------------

             COMMERCIAL BANKS - 0.9%
     24,000  BB&T Corp.........................................         676,080
                                                                 --------------

             COMMUNICATIONS EQUIPMENT - 3.1%
     12,000  Loral Space & Communications, Inc.................       1,020,840
     19,000  QUALCOMM, Inc.....................................       1,208,780
                                                                 --------------
                                                                      2,229,620
                                                                 --------------

             COMPUTERS & PERIPHERALS - 1.9%
      2,300  Apple, Inc........................................       1,346,144
                                                                 --------------

             DIVERSIFIED TELECOMMUNICATION SERVICES - 12.9%
     44,000  AT&T, Inc.........................................       1,501,720
     17,000  BCE, Inc..........................................         719,100
     20,000  Centurylink, Inc..................................         776,800
     23,600  Chunghwa Telecom Co., Ltd., ADR ..................         758,740
     48,000  KT Corp., ADR ....................................         826,080
    207,600  Telecom Corp. of New Zealand Ltd., ADR ...........       1,953,516
     21,000  Telekomunikasi Indonesia Persero Tbk PT, ADR .....         798,840
     42,000  Verizon Communications, Inc.......................       1,853,040
                                                                 --------------
                                                                      9,187,836
                                                                 --------------

             ELECTRIC UTILITIES - 6.0%
     40,000  Cia Energetica de Minas Gerais, ADR ..............         489,600
     11,600  Duke Energy Corp..................................         740,312
     21,000  Exelon Corp.......................................         634,620
     17,000  FirstEnergy Corp..................................         721,820
     14,000  NextEra Energy, Inc...............................         961,940
     25,500  PPL Corp..........................................         748,425
                                                                 --------------
                                                                      4,296,717
                                                                 --------------

             FOOD & STAPLES RETAILING - 3.0%
     13,000  Costco Wholesale Corp.............................       1,351,870
     10,000  PriceSmart, Inc...................................         775,200
                                                                 --------------
                                                                      2,127,070
                                                                 --------------

             FOOD PRODUCTS - 7.1%
     33,600  Campbell Soup Co..................................       1,234,800
     18,000  General Mills, Inc................................         737,820
     14,000  H.J. Heinz Co.....................................         818,440
     15,000  Kraft Foods Group, Inc............................         678,300
     33,000  Mondelez International, Inc.......................         854,370


                    See Notes to Financial Statements                    Page 7

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
NOVEMBER 30, 2012


    SHARES                   DESCRIPTION                              VALUE
------------  -------------------------------------------------  --------------
COMMON STOCKS - (CONTINUED)

             FOOD PRODUCTS - (CONTINUED)
     20,000  Unilever NV ......................................  $      756,600
                                                                 --------------
                                                                      5,080,330
                                                                 --------------

             HOTELS, RESTAURANTS & LEISURE - 2.6%
     36,000  Arcos Dorados Holdings, Inc.......................         441,000
     16,200  McDonald's Corp...................................       1,410,048
                                                                 --------------
                                                                      1,851,048
                                                                 --------------

             HOUSEHOLD PRODUCTS - 4.6%
     21,000  Kimberly-Clark Corp...............................       1,800,120
     21,000  Procter & Gamble (The) Co.........................       1,466,430
                                                                 --------------
                                                                      3,266,550
                                                                 --------------

             INDUSTRIAL CONGLOMERATES - 1.9%
     64,000  General Electric Co...............................       1,352,320
                                                                 --------------

             INSURANCE - 4.7%
     30,000  Lincoln National Corp.............................         741,000
     40,000  MetLife, Inc......................................       1,327,600
     25,000  Prudential Financial, Inc.........................       1,303,000
                                                                 --------------
                                                                      3,371,600
                                                                 --------------

             INTERNET & CATALOG RETAIL - 1.1%
      3,000  Amazon.com, Inc. (a) .............................         756,150
                                                                 --------------

             INTERNET SOFTWARE & SERVICES - 1.6%
     30,000  AOL, Inc. (a) ....................................       1,125,600
                                                                 --------------

             MACHINERY - 1.4%
     15,000  Kennametal, Inc...................................         571,800
      5,000  Parker Hannifin Corp..............................         410,750
                                                                 --------------
                                                                        982,550
                                                                 --------------

             MEDIA - 2.4%
     15,000  CBS Corp..........................................         539,700
     23,000  Walt Disney (The) Co..............................       1,142,180
                                                                 --------------
                                                                      1,681,880
                                                                 --------------

             MULTI-UTILITIES - 1.8%
      6,000  DTE Energy Co.....................................         363,480
     16,000  National Grid PLC, ADR ...........................         906,240
                                                                 --------------
                                                                      1,269,720
                                                                 --------------

             MULTILINE RETAIL - 1.2%
     10,000  Dillard's, Inc....................................         889,100
                                                                 --------------

             OIL, GAS & CONSUMABLE FUELS - 6.3%
     14,000  ConocoPhillips ...................................         797,160
     66,300  Encana Corp.......................................       1,444,677
     20,000  Kinder Morgan, Inc................................         676,200
     10,000  Range Resources Corp..............................         640,200


Page 8                        See Notes to Financial Statements

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
NOVEMBER 30, 2012


  SHARES/
   UNITS                     DESCRIPTION                              VALUE
------------  -------------------------------------------------  --------------
COMMON STOCKS - (CONTINUED)

             OIL, GAS & CONSUMABLE FUELS - (CONTINUED)
     20,000  TransCanada Corp..................................  $      919,800
                                                                 --------------
                                                                      4,478,037
                                                                 --------------

             PHARMACEUTICALS - 6.9%
     17,500  Abbott Laboratories ..............................       1,137,500
     16,700  AstraZeneca PLC, ADR .............................         793,918
     10,000  Bristol-Myers Squibb Co...........................         326,300
     20,000  Merck & Co., Inc..................................         886,000
     70,000  Pfizer, Inc.......................................       1,751,400
                                                                 --------------
                                                                      4,895,118
                                                                 --------------

             REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.0%
     48,500  Annaly Capital Management, Inc....................         713,920
                                                                 --------------

             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.9%
     33,000  Intel Corp........................................         645,810
                                                                 --------------

             SPECIALTY RETAIL - 1.8%
     35,000  Lowe's Cos., Inc..................................       1,263,150
                                                                 --------------

             TEXTILES, APPAREL & LUXURY GOODS - 1.1%
      8,000  NIKE, Inc., Class B ..............................         779,840
                                                                 --------------

             TOBACCO - 4.9%
     33,000  Altria Group, Inc.................................       1,115,730
      1,000  Lorillard, Inc....................................         121,160
     17,000  Philip Morris International, Inc..................       1,527,960
     17,000  Reynolds American, Inc............................         743,240
                                                                 --------------
                                                                      3,508,090
                                                                 --------------

             WIRELESS TELECOMMUNICATION SERVICES - 4.4%
     15,000  Philippine Long Distance Telephone Co., ADR ......         933,300
    135,000  SK Telecom Co., Ltd., ADR ........................       2,061,450
      5,000  Vodafone Group PLC, ADR ..........................         129,000
                                                                 --------------
                                                                      3,123,750
                                                                 --------------

             TOTAL COMMON STOCKS                                     64,706,150
             (Cost $64,409,347)                                  --------------

MASTER LIMITED PARTNERSHIPS - 7.7%

             ENERGY EQUIPMENT & SERVICES - 0.4%
     12,000  Exterran Partners, L.P............................         261,240
                                                                 --------------

             OIL, GAS & CONSUMABLE FUELS - 7.3%
     20,000  Atlas Resource Partners L.P.......................         446,000
     24,000  Boardwalk Pipeline Partners, L.P..................         618,960
     25,000  BreitBurn Energy Partners, L.P....................         462,000
     48,000  Copano Energy, LLC ...............................       1,513,440
     20,000  Energy Transfer Partners, L.P.....................         877,800
     11,000  Enterprise Products Partners, L.P.................         570,130


                    See Notes to Financial Statements                    Page 9

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
NOVEMBER 30, 2012


  SHARES/
   UNITS                     DESCRIPTION                              VALUE
------------  -------------------------------------------------  --------------
MASTER LIMITED PARTNERSHIPS - (CONTINUED)

             OIL, GAS & CONSUMABLE FUELS - (CONTINUED)
      9,000  Kinder Morgan Energy Partners, L.P................  $      733,590
                                                                 --------------
                                                                      5,221,920
                                                                 --------------

             TOTAL MASTER LIMITED PARTNERSHIPS ................       5,483,160
             (Cost $5,441,085)                                   --------------


             TOTAL INVESTMENTS - 98.5% ........................      70,189,310
             Cost $69,850,432) (b)                              --------------


  NUMBER OF
  CONTRACTS                  DESCRIPTION                              VALUE
------------  -------------------------------------------------  --------------
CALL OPTIONS WRITTEN - (0.4%)

             S&P 500 Index Calls
         35  @  $1,420.00 due November 2012 ...................            (175)
         70  @   1,400.00 due December 2012 ...................        (199,500)
         35  @   1,425.00 due January 2013 ....................         (82,250)
                                                                 --------------

             TOTAL CALL OPTIONS WRITTEN .......................        (281,925)
             (Premiums received $111,751)                        --------------


             NET OTHER ASSETS AND LIABILITIES - 1.9% ..........       1,354,085
                                                                 --------------

             NET ASSETS - 100.0% ..............................  $   71,261,470
                                                                 ==============


-----------------------

(a) Non-income producing security.
(b) Aggregate cost for federal income tax purposes is $70,830,092. As of November 30, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,854,725 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,495,507.

ADR American Depositary Receipt


Page 10                       See Notes to Financial Statements

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
NOVEMBER 30, 2012


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of November 30, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                 ASSETS TABLE

                                                                                           LEVEL 2           LEVEL 3
                                                        TOTAL             LEVEL 1        SIGNIFICANT       SIGNIFICANT
                                                      VALUE AT            QUOTED          OBSERVABLE       UNOBSERVABLE
INVESTMENTS                                          11/30/2012           PRICES            INPUTS            INPUTS
------------------------------------------------   --------------      -------------     ------------      ------------
Common Stocks*..................................   $   64,706,150      $  64,706,150     $         --      $         --
Master Limited Partnerships*....................        5,483,160          5,483,160               --                --
                                                   --------------      -------------     ------------      ------------
TOTAL INVESTMENTS...............................   $   70,189,310      $  70,189,310     $         --      $         --
                                                   ==============      =============     ============      ============

                                               LIABILITIES TABLE
                                                                                            LEVEL 2           LEVEL 3
                                                        TOTAL             LEVEL 1        SIGNIFICANT       SIGNIFICANT
                                                      VALUE AT            QUOTED          OBSERVABLE       UNOBSERVABLE
INVESTMENTS                                          11/30/2012           PRICES            INPUTS            INPUTS
------------------------------------------------   --------------      -------------     ------------      ------------
Call Options Written............................   $     (281,925)     $    (281,925)    $         --      $         --
                                                   ==============      =============     ============      ============


* See Portfolio of Investments for industry breakout.


All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at November 30, 2012.



                    See Notes to Financial Statements                   Page 11

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2012

ASSETS:
Investments, at value
 (Cost $69,850,432) ..................................................................    $  70,189,310
Cash                                                                                          1,890,361
Prepaid expenses                                                                                  4,270
Receivables:
   Investment securities sold.........................................................        4,319,422
   Dividends..........................................................................          323,510
   Dividend reclaims..................................................................           16,686
                                                                                          -------------
     Total Assets.....................................................................       76,743,559
                                                                                          -------------

LIABILITIES:
Options written, at value (Premiums received $111,751) ...............................          281,925
Payables:
    Investment securities purchased...................................................        4,488,826
    Due to broker.....................................................................          573,430
    Investment advisory fees..........................................................           57,727
    Audit and tax fees................................................................           34,300
    Printing fees.....................................................................           13,578
    Administrative fees...............................................................            7,500
    Custodian fees....................................................................            6,348
    Transfer agent fees...............................................................            5,881
    Legal fees........................................................................            4,437
    Trustees' fees and expenses.......................................................            3,291
    Financial reporting fees..........................................................              771
Other liabilities ....................................................................            4,075
                                                                                          -------------
                                                                                              5,482,089
                                                                                          -------------
NET ASSETS ...........................................................................    $  71,261,470
                                                                                          =============

NET ASSETS CONSIST OF:
Paid-in capital ......................................................................    $ 145,335,913
Par value ............................................................................           82,595
Accumulated net investment income (loss) .............................................         (192,427)
Accumulated net realized gain (loss) on investments ..................................      (74,133,315)
Net unrealized appreciation (depreciation) on investments ............................          168,704
                                                                                          -------------
NET ASSETS ...........................................................................    $  71,261,470
                                                                                          =============

NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) .................    $        8.63
                                                                                          =============
Number of Common Shares outstanding (unlimited number of Common Shares has
  been authorized)....................................................................        8,259,517
                                                                                          =============


Page 12                       See Notes to Financial Statements

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $130,430)................................    $   5,297,986
Interest..............................................................................            1,337
Other.................................................................................              496
                                                                                          -------------
   Total investment income............................................................        5,299,819
                                                                                          -------------
EXPENSES:
Investment advisory fees..............................................................          749,277
Administrative fees...................................................................           89,997
Printing fees.........................................................................           46,975
Custodian fees........................................................................           41,180
Audit and tax fees....................................................................           34,965
Transfer agent fees...................................................................           28,854
Legal fees............................................................................           21,998
Trustees' fees and expenses...........................................................           21,400
Financial reporting fees..............................................................            9,250
Other.................................................................................           63,049
                                                                                          -------------
   Total expenses.....................................................................        1,106,945
                                                                                          -------------
NET INVESTMENT INCOME (LOSS)..........................................................        4,192,874
                                                                                          -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments........................................................................       (2,926,164)
   Written options (a)................................................................            2,780
                                                                                          -------------
Net realized gain (loss)..............................................................       (2,923,384)
                                                                                          -------------
Net increase from payment from the sub-advisor........................................           12,651
                                                                                          -------------
Net change in unrealized appreciation (depreciation) on:
   Investments........................................................................          116,185
   Written options (a)................................................................         (170,174)
                                                                                          -------------
Net change in unrealized appreciation (depreciation)..................................          (53,989)
                                                                                          -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...............................................       (2,964,722)
                                                                                          -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......................    $   1,228,152
                                                                                          =============

(a)  Primary risk exposure is equity option contracts.


                     See Notes to Financial Statements                  Page 13

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              YEAR            YEAR
                                                                                             ENDED           ENDED
                                                                                           11/30/2012      11/30/2011
                                                                                          ------------    ------------
OPERATIONS:
Net investment income (loss).......................................................       $  4,192,874    $  6,913,854
Net realized gain (loss)...........................................................         (2,923,384)     (3,260,414)
Net increase from payment from sub-advisor.........................................             12,651              --
Net change in unrealized appreciation (depreciation)...............................            (53,989)     (1,411,564)
                                                                                          ------------    ------------
Net increase (decrease) in net assets resulting from operations....................          1,228,152       2,241,876
                                                                                          ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................         (4,223,907)     (6,465,000)
Net realized gain..................................................................                 --              --
Return of capital..................................................................         (1,722,945)     (1,945,904)
                                                                                          ------------    ------------
Total distributions to shareholders................................................         (5,946,852)     (8,410,904)
                                                                                          ------------    ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through shelf offerings...........................                 --       1,581,799
Proceeds from Common Shares reinvested.............................................                 --         265,412
                                                                                          ------------    ------------
Net increase (decrease) in net assets resulting from capital transactions..........                 --       1,847,211
                                                                                          ------------    ------------
Total increase (decrease) in net assets............................................         (4,718,700)     (4,321,817)

NET ASSETS:
Beginning of period................................................................         75,980,170      80,301,987
                                                                                          ------------    ------------
End of period......................................................................       $ 71,261,470    $ 75,980,170
                                                                                          ============    ============
Accumulated net investment income (loss) at end of period..........................       $   (192,427)   $   (118,967)
                                                                                          ============    ============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................          8,259,517       8,088,610
Common Shares sold through shelf offerings.........................................                 --         145,676
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........                 --          25,231
                                                                                          ------------    ------------
Common Shares at end of period.....................................................          8,259,517       8,259,517
                                                                                          ============    ============


Page 14                       See Notes to Financial Statements

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                              YEAR             YEAR            YEAR            YEAR             YEAR
                                              ENDED           ENDED           ENDED           ENDED             ENDED
                                           11/30/2012       11/30/2011      11/30/2010      11/30/2009       11/30/2008
                                           -----------      -----------     -----------    ------------     -------------
Net asset value, beginning of period ...   $      9.20      $      9.93     $     10.48    $      10.61     $       19.03
                                           -----------      -----------     -----------    ------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...........          0.51             0.84(a)         1.15(a)         1.90(a)           1.78(a)
Net realized and unrealized gain (loss)          (0.36)           (0.56)          (0.45)          (0.20)            (7.99)
                                           -----------      -----------     -----------    ------------     -------------
Total from investment operations .......          0.15             0.28            0.70            1.70             (6.21)
                                           -----------      -----------     -----------    ------------     -------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ..................         (0.51)           (0.78)          (1.21)          (1.84)            (1.97)
Net realized gain ......................            --               --              --              --             (0.24)
Return of capital ......................         (0.21)           (0.24)          (0.21)             --                --
                                           -----------      -----------     -----------    ------------     -------------
Total from distributions ...............         (0.72)           (1.02)          (1.42)          (1.84)            (2.21)
                                           -----------      -----------     -----------    ------------     -------------
Premiums from shares sold in at the
  market offering ......................            --             0.01            0.17            0.01                --
                                           -----------      -----------     -----------    ------------     -------------
Net asset value, end of period .........   $      8.63      $      9.20     $      9.93    $      10.48     $       10.61
                                           ===========      ===========     ===========    ============     =============
Market value, end of period ............   $      7.69      $      8.41     $     10.47    $      12.10     $        8.03
                                           ===========      ===========     ===========    ============     =============
TOTAL RETURN BASED ON NET ASSET VALUE (b)         2.24%(c)         2.81%          7.59%          18.44%            (34.64)%
                                           ===========      ===========     ===========    ============     =============
TOTAL RETURN BASED ON MARKET VALUE (b)           (0.34)%         (10.96)%         (1.56)%        80.51%            (47.00)%
                                           ===========      ===========     ===========    ============     =============

----------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...   $    71,261      $    75,980     $    80,302    $     76,196     $      76,456
Ratio of total expenses to average
 net assets ............................          1.48%            1.60%           1.66%           1.89%             1.31%
Ratio of net investment income (loss) to
  average net assets ...................          5.60%            8.42%          11.34%          19.31%            11.34%
Portfolio turnover rate ................           790%           1,297%          1,516%          2,030%            1,722%
----------------------------------------------

(a)  Based on average shares outstanding.
(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.
(c) The Fund received a reimbursement from the sub-advisor in the amount of $12,651. The reimbursement from the sub-advisor represents less than $0.01 per share and had no effect on the Fund's total return.


               See Notes to Financial Statements                        Page 15

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                               NOVEMBER 30, 2012


                              1. FUND DESCRIPTION

First Trust Active Dividend Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 14, 2007 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAV on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. It has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing at least 80% of its Managed Assets (as defined below) in a diversified portfolio of dividend-paying, multi-cap equity securities of both U.S. and non-U.S. issuers that Aviance Capital Management, LLC ("Aviance" or the "Sub-Advisor") believes offer the potential for attractive income and/or capital appreciation. In addition, on an ongoing and consistent basis, the Fund will write call options on stock indices and single stocks on up to 50% of the Fund's portfolio value. First Trust is responsible for the day-to-day management of the option portion of the Fund's portfolio. Managed Assets are defined as the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The Fund's securities will be valued as follows:

      Common stocks, master limited partnerships ("MLPs") and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in the over-the-counter market are valued at their closing bid prices.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean between the most recent bid and asked prices. Over-the-counter options contracts are valued at their closing bid prices.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

All market quotations used in valuing the Fund's securities will be obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust will use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security will be based on the consideration of all available information, including, but not limited to the following:

      1) the type of security;
      2) the size of the holding;
      3) the initial cost of the security;
      4) transactions in comparable securities;
      5) price quotes from dealers and/or pricing services;

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                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                               NOVEMBER 30, 2012


      6) relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8) an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;
      2) ADR trading of similar securities;
      3) closed-end fund trading of similar securities;
      4) foreign currency exchange activity;
      5) the trading prices of financial products that are tied to baskets of foreign securities;
      6) factors relating to the event that precipitated the pricing problem;
      7) whether the event is likely to recur; and
      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

        o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
        o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
            - Quoted prices for similar investments in active markets.
            - Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
            - Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
            - Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
        o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of November 30, 2012, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS:

On June 11, 2012 the Fund's Board of Trustees approved a modification of the Fund's dividend capture strategy by adding an equity dividend value consideration and also approved the addition of an option overlay strategy to the Fund's equity dividend value strategy. The Fund's primary investment objective of a high level of current income, combined with its secondary objective of capital appreciation, remains the same. The goal of the option overlay strategy is to generate additional income from option premiums in an attempt to enhance the distributions payable to shareholders and reduce overall portfolio volatility. The Fund generally will write call options on stock indices and single stocks "at-the-money" or "out-of-the-money" on up to 50% of the Fund's portfolio value. The option strategy will be managed by the Alternatives Group at First Trust, the investment advisor to the Fund. The Fund will not write (sell) "naked" or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "options written, at value" on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If a single stock option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. Index options, if exercised, are settled in cash and therefore the Fund never has to deliver any physical securities. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written
(sold) by the Fund. Gain or loss on options is presented separately as "Net realized gain (loss) on written options" on the Statement of Operations.

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--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                               NOVEMBER 30, 2012


Single stock options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including amortization of premiums and accretion of discounts.

For the fiscal year ended November 30, 2012, distributions of $873,752 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Level dividend distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund's taxable year, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended November 30, 2012, primarily as a result of book/tax treatment of sale of MLP investments, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $42,427, a decrease in accumulated net realized gain (loss) on investments of $695,389 and an increase to paid-in capital of $737,816.

The tax character of distributions paid during the fiscal years ended November 30, 2012 and 2011 was as follows:

Distributions paid from:                                2012             2011
Ordinary income................................... $  4,223,907     $  6,465,000
Capital gain......................................           --               --
Return of capital.................................    1,722,945        1,945,904

As of November 30, 2012 the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income..................... $         --
Undistributed capital gains.......................           --
                                                   ------------
Total undistributed earnings......................           --
Accumulated capital and other losses..............  (73,516,256)
Net unrealized appreciation (depreciation)........     (640,782)
                                                   ------------
Total accumulated earnings (losses)...............  (74,157,038)
Other ............................................           --
Paid-in capital...................................  145,418,508
                                                   ------------
Net assets........................................ $ 71,261,470
                                                   ============

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                               NOVEMBER 30, 2012


E. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At November 30, 2012, the Fund had capital loss carryforward for federal income tax purposes of $71,992,501 expiring as follows:

         EXPIRATION DATE          AMOUNT
         November 30, 2016     $44,083,569
         November 30, 2017      17,263,318
         November 30, 2018       5,877,626
         November 30, 2019       1,094,433
         Non-expiring            3,673,555

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2012, the Fund intends to elect to defer net realized capital losses in the amount of $1,523,755.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2009, 2010, 2011 and 2012 remain open to federal and state audit. As of November 30, 2012, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES:

The Fund will pay all expenses directly related to its operations.

G. ACCOUNTING PRONOUNCEMENT:

In May 2011, the Financial Accounting Standards Board ("FASB") issued ASU 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs," modifying Topic 820, "Fair Value Measurements and Disclosures." At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, "Fair Value Measurement." The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers,
(ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current fiscal year. Management is in the process of assessing the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the option overlay strategy, ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Aviance serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Funds Managed Assets that is paid by First Trust out of its investment advisory fee.

FTIA Holdings, LLC, an affiliate of the Advisor, holds a 28% ownership interest in Aviance.

During the year ended November 30, 2012, the Fund received a payment from the Sub-Advisor of $12,651 in connection with a trade error.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                               NOVEMBER 30, 2012


BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements.

Effective January 23, 2012, James A. Bowen resigned from his position as the President and Chief Executive Officer of the Fund. He will continue as a Trustee, the Chairman of the Board of Trustees and a member of the Executive Committee. The Board elected Mark R. Bradley to serve as the President and Chief Executive Officer of the Fund and James M. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

Effective January 1, 2012, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, each Independent Trustee received an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer was allocated equally among each of the trusts.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, the annual amounts paid were $10,000, $5,000 and $2,500, respectively. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms until December 31, 2013, before rotating to serve as chairman of another committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended November 30, 2012 were $569,562,394 and $566,410,540, respectively.

Written option activity for the Fund was as follows:

                                                NUMBER
                                                  OF
WRITTEN OPTIONS                                CONTRACTS        PREMIUMS
-----------------------------------------------------------------------------

Options outstanding at November 30, 2011...            0       $         0
Options Written............................          665           596,661
Options Expired............................         (210)          (86,164)
Options Exercised..........................            0                 0
Options Closed.............................         (315)         (398,746)
                                               ---------       -----------
Options outstanding at November 30, 2012...          140       $   111,751
                                               =========       ===========

                           5. AT THE MARKET OFFERINGS

The Fund, Advisor and Sub-Advisor entered into a sales agreement with JonesTrading whereby the Fund may offer and sell up to 1,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund used the net proceeds from the sale of the Common Shares in accordance with its investment objectives and policies. The Fund has not offered Common Shares pursuant to the sales agreement with JonesTrading since February 1, 2011. Transactions for the year ended November 30, 2011 are as follows:

                                                            NET PROCEEDS
         COMMON        NET PROCEEDS    NET ASSET VALUE   RECEIVED IN EXCESS
       SHARES SOLD       RECEIVED      OF SHARES SOLD    OF NET ASSET VALUE
       -----------     ------------    --------------    ------------------
         145,676        $ 1,581,799     $  1,512,325       $        69,474

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                               NOVEMBER 30, 2012


                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

DIVIDEND STRATEGY RISK: The Sub-Advisor may not be able to anticipate the level of dividends that companies will pay in any given timeframe. The Fund's strategies require the Sub-Advisor to identify and exploit opportunities such as the announcement of major corporate actions that may lead to high current dividend income. These situations are typically not recurring in nature or the frequency may be difficult to predict and may not result in an opportunity that allows the Sub-Advisor to fulfill the Fund's investment objectives. In addition, the dividend policies of the Fund's target companies are heavily influenced by the current economic climate.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

QUALIFIED DIVIDEND INCOME TAX RISK: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

OPTION RISK: The Fund may write (sell) covered call options on up to 50% of the equity securities held in the Fund's portfolio as determined to be appropriate by the Fund's Advisor, consistent with the Fund's investment objectives. The ability to successfully implement the Fund's investment strategy depends on the Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold an equity security that it might otherwise sell. There can be no assurance that a liquid market for the options will exist when the Fund seeks to close out an option position. Additionally, to the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to additional risks.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On January 10, 2013, the Fund declared a dividend of $0.18 per share to Common Shareholders of record on January 24, 2013, payable January 31, 2013.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST ACTIVE DIVIDEND INCOME
FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Active Dividend Income Fund (the "Fund"), including the portfolio of investments, as of November 30, 2012 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Active Dividend Income Fund, as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
January 28, 2013

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                         NOVEMBER 30, 2012 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

-------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                         NOVEMBER 30, 2012 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2012, 26.03% qualified for the corporate dividends received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income 34.21% of the ordinary income distributions for the year ended November 30, 2012.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 8, 2012, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of First Trust Energy Infrastructure Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund, and First Trust High Income Long/Short Fund was held on April 18, 2012 (the "Annual Meeting"). At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust Active Dividend Income Fund as Class II Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2015. The number of votes cast in favor of Mr. Erickson was 6,688,768, the number of votes against was 620,649 and the number of abstentions was 950,100. The number of votes cast in favor of Mr. Kadlec was 6,688,434, the number of votes against was 620,983 and the number of abstentions was 950,100. James A. Bowen, Niel B. Nielson and Robert F. Keith are the other current and continuing Trustees.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

The Board of Trustees of First Trust Active Dividend Income Fund (the "Fund"), including the Independent Trustees, approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Aviance Capital Management, LLC (the "Sub-Advisor"), at a meeting held on June 10-11, 2012. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Following receipt of this information, counsel to the Independent Trustees posed follow-up questions, and the Independent Trustees and their counsel then met separately to discuss the information provided by the Advisor and the Sub-Advisor, including the supplemental responses. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                         NOVEMBER 30, 2012 (UNAUDITED)


business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund. The Board also considered that the Agreements were approved by shareholders of the Fund at a meeting held in January 2011.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. With respect to the Sub-Advisory Agreement, the Board received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund. The representatives of the Sub-Advisor also reviewed with the Board proposed changes to the portfolio management strategy for the Fund, including holding a larger portion of the portfolio over longer-term periods and adding an option overlay strategy to the portfolio. The Board noted that the proposed option overlay strategy would be implemented by employees of the Advisor, but that no change in the allocation of the advisory fees between the Advisor and Sub-Advisor was being proposed. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor does not provide advisory services to other funds with investment objectives and policies similar to the Fund's, but does provide services to certain separately managed accounts with investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges a lower advisory fee rate to the separately managed accounts, as well as the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board also considered information provided by the Sub-Advisor as to the fee it charges to another client managed similarly to the Fund, noting that the sub-advisory fee rate is lower than the fee rate charged by the Sub-Advisor to the other client. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the advisory fees and expense ratios of the Fund as compared to the advisory fees and expense ratios of a peer group selected by Lipper and similar data for a separate peer group selected by the Advisor. The Board noted that the Lipper and Advisor peer groups included no overlapping peer funds. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) most peer funds do not employ an advisor/sub-advisor management structure; and (iii) many of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was above the median of both the Lipper and Advisor peer groups.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to the Lipper peer group, as well as to a larger peer universe and to three benchmarks. In reviewing the Fund's performance as compared to the performance of the Lipper peer group and Lipper peer universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also considered the Fund's dividend yield as of March 30, 2012. In addition, the Board compared the Fund's premium/discount over the past eight quarters to the average and median premium/discount of the Advisor peer group over the same period, noting that the Fund's premium/discount was generally indicative of the asset class and market events.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board noted the Advisor's statement that economies of scale in providing services to the Fund are not available at current asset levels. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2011, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's estimated profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board considered the ownership interest of an affiliate of the Advisor in the Sub-Advisor and potential fall-out benefits to the Advisor from such ownership interest.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                         NOVEMBER 30, 2012 (UNAUDITED)


The Board noted that the Sub-Advisor did not identify any economies of scale realized in connection with providing services to the Fund. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor. The Board also considered information provided by the Sub-Advisor as to the profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of the Sub-Advisory Agreement appeared to be not excessive in light of the services provided to the Fund. The Board considered fall-out benefits realized by the Sub-Advisor from its relationship with the Fund, including soft-dollar arrangements, and considered a summary of such arrangements. The Board also considered the potential fall-out benefits to the Sub-Advisor from the ownership interest of the Advisor's affiliate in the Sub-Advisor.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                         NOVEMBER 30, 2012 (UNAUDITED)

                                                                                                     NUMBER OF
                                                                                                   PORTFOLIOS IN
                                                                                                  THE FIRST TRUST      OTHER
    NAME, ADDRESS,                   TERM OF OFFICE                                                FUND COMPLEX   TRUSTEESHIPS OR
   DATE OF BIRTH AND                  AND LENGTH OF             PRINCIPAL OCCUPATIONS               OVERSEEN BY    DIRECTORSHIPS
POSITION WITH THE FUND                 SERVICE (2)               DURING PAST 5 YEARS                  TRUSTEE     HELD BY TRUSTEE

-----------------------------------------------------------------------------------------------------------------------------------
                                             INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee        o  Three-Year Term    Physician; President, Wheaton Orthopedics;  98          None
c/o First Trust Advisors L.P.                             Co-Owner and Co-Director (January 1996
120 East Liberty Drive,             o  Since Fund         to May 2007), Sports Med Center for
  Suite 400                            Inception          Fitness; Limited Partner, Gundersen Real
Wheaton, IL 60187                                         Estate Limited Partnership; Member,
D.O.B.: 04/51                                             Sportsmed LLC

Thomas R. Kadlec, Trustee           o  Three-Year Term    President (March 2010 to Present), Senior   98          Director of ADM
c/o First Trust Advisors L.P.                             Vice President and Chief Financial Officer              Investor Services,
120 East Liberty Drive,             o  Since Fund         (May 2007 to March 2010), Vice President                Inc. and ADM
  Suite 400                            Inception          and Chief Financial Officer (1990 to May                Investor Services
Wheaton, IL 60187                                         2007), ADM Investor Services, Inc. (Futures             International
D.O.B.: 11/57                                             Commission Merchant)

Robert F. Keith, Trustee            o  Three-Year Term    President (2003 to Present), Hibs           98          Director of Trust
c/o First Trust Advisors L.P.                             Enterprises (Financial and Management                   Company of
120 East Liberty Drive,             o  Since Fund         Consulting)                                             Illinois
  Suite 400                            Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee            o  Three-Year Term    President and Chief Executive Officer       98          Director of
c/o First Trust Advisors L.P.                             (June 2012 to Present), Dew Learning LLC                Covenant
120 East Liberty Drive,             o  Since Fund         (Educational Products and Services);                    Transport Inc.
  Suite 400                            Inception          President(June 2002 to June 2012),
Wheaton, IL 60187                                         Covenant College
D.O.B.: 03/54

-----------------------------------------------------------------------------------------------------------------------------------
                                              INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee and      o  Three-Year Term    Chief Executive Officer (December 2010      98          None
Chairman of the Board                                     to Present), President (until December
120 East Liberty Drive,             o  Since Fund         2010), First Trust Advisors L.P. and First
  Suite 400                            Inception          Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                         Board of Directors, BondWave LLC
D.O.B.: 09/55                                             (Software Development Company/
                                                          Investment Advisor) and Stonebridge
                                                          Advisors LLC (Investment Advisor)



-------------------
(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.
(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2014 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2015 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                         NOVEMBER 30, 2012 (UNAUDITED)


     NAME, ADDRESS              POSITION AND OFFICES       TERM OF OFFICE AND                   PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH                 WITH FUND             LENGTH OF SERVICE                     DURING PAST 5 YEARS

-----------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS(3)
-----------------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley              President and Chief         o  Indefinite Term       Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,        Executive Officer                                    and Chief Financial Officer, First Trust Advisors
   Suite 400                                             o  President and Chief   L.P. and First Trust Portfolios L.P.; Chief
Wheaton, IL 60187                                           Executive Officer     Financial Officer, BondWave LLC (Software
D.O.B.: 11/57                                               Since January 2012    Development Company/Investment Advisor) and
                                                                                  Stonebridge Advisors LLC (Investment Advisor)
                                                         o  Treasurer, Chief
                                                            Financial Officer
                                                            and Chief Accounting
                                                            Officer from
                                                            Fund Inception to
                                                            January 2012

James M. Dykas               Treasurer, Chief Financial  o  Indefinite Term       Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,        Officer and Chief                                    President (April 2007 to January 2011), Vice
   Suite 400                 Accounting Officer          o  Treasurer, Chief      President (January 2005 to April 2007), First
Wheaton, IL 60187                                           Financial Officer     Trust Advisors L.P. and First Trust
D.O.B.: 01/66                                               and Chief             Portfolios L.P.
                                                            Accounting Officer
                                                            Since January 2012

                                                         o  Assistant Treasurer
                                                            from Fund Inception
                                                            to January 2012

W. Scott Jardine             Secretary and Chief Legal   o  Indefinite Term       General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,        Officer                                              Trust Portfolios L.P. and BondWave LLC
   Suite 400                                             o  Since Fund Inception  (Software Development Company/Investment
Wheaton, IL 60187                                                                 Advisor): Secretary of Stonebridge Advisors LLC
D.O.B.: 05/60                                                                     (Investment Advisor)

Daniel J. Lindquist          Vice President              o  Indefinite Term       Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                             Present), First Trust Advisors L.P. and First
   Suite 400                                             o  Since Fund Inception  Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 02/70

Kristi A. Maher              Assistant Secretary and     o  Indefinite Term       Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,        Chief Compliance Officer    o  Assistant Secretary   First Trust Advisors L.P. and First Trust
   Suite 400                                                Since Fund Inception  Portfolios L.P.
Wheaton, IL 60187                                        o  Chief Compliance
D.O.B.: 12/66                                               Officer Since
                                                            January 2011


-------------------
(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                         NOVEMBER 30, 2012 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

FIRST TRUST




INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187


INVESTMENT SUB-ADVISOR
Aviance Capital Management, LLC
2080 Ringling Boulevard
Sarasota, FL 34237


ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809


CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $29,800 for the fiscal year ended November 30, 2011 and $28,000 for the fiscal year ended November 30, 2012.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2011 and $0 for the fiscal year ended November 30, 2012.

         Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended November 30, 2011 and $0 for the fiscal year ended November 30, 2012.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $4,500 for the fiscal year ended November 30, 2011 and $0 for the fiscal year ended November 30, 2012. These fees were for tax consultation.

         Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for the fiscal year ended November 30, 2011 and $0 for the fiscal year ended November 30, 2012.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2011 and $0 for the fiscal year ended November 30, 2012.

         All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2011 and $0 for the fiscal year ended November 30, 2012.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2011, were $4,500 for the registrant and $6,200 for the registrant's investment adviser, and for the fiscal year ended November 30, 2012, were $0 for the registrant and $4120 for the registrant's investment adviser.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are set forth below.

      Aviance Capital Management, LLC. (the "Sub-Adviser") serves as investment adviser providing discretionary investment advisory services for a closed-end investment company (the "Fund"). As part of these services, the Sub-Adviser has full responsibility for proxy voting and related duties. In fulfilling these duties, the Sub-Adviser has adopted the following policies and procedures:

      1. It is the Sub-Adviser's policy to seek to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

      2. The Sub-Adviser shall be responsible for the oversight of the Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

      3. The Sub-Adviser has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Sub-Adviser on the voting of proxies related to securities held by the Fund. ISS provides voting recommendations based on established guidelines and practices. The Sub-Adviser has adopted these ISS Proxy Voting Guidelines.

      4. The Sub-Adviser shall review the ISS recommendations and generally will vote the proxies in accordance with such recommendations. Notwithstanding the foregoing, the Sub-Adviser may not vote in accordance with the ISS recommendations if the Sub-Adviser believes that the specific ISS recommendation is not in the best interests of the Fund.

      5. If the Sub-Adviser manages the assets or pension fund of a company and any of the Sub-Adviser's clients hold any securities in that company, the Sub-Adviser will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if the Sub-Adviser has actual knowledge of any other type of material conflict of interest between itself and the Fund with respect to the voting of a proxy, the Sub-Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

      6. If the Fund requests the Sub-Adviser to follow specific voting guidelines or additional guidelines, the Sub-Adviser shall review the request and follow such guidelines, unless the Sub-Adviser determines that it is unable to follow such guidelines. In such case, the Sub-Adviser shall inform the Fund that it is not able to follow the Fund's request.

      7. The Sub-Adviser may have clients in addition to the Fund which have provided the Sub-Adviser with discretionary authority to vote proxies on their behalf. In such cases, the Sub-Adviser shall follow the same policies and procedures.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF JANUARY 19, 2013

Aviance Capital Management, LLC, ("Aviance") a registered investment advisor, is the Sub-Advisor to the Registrant. Aviance is an asset management firm focused on managing multi-cap value and growth portfolios and is currently managed by Christian C. Bertelsen, Michael J. Dixon, and Edward C. Bertelsen, who are all Founding Members of the firm. Aviance is responsible for the day-to-day management of the Registrant's portfolio utilizing a team consisting of Christian C. Bertelsen, James R. Neel, Edward Bertelsen and Mark Belanian.

CHRISTIAN C. BERTELSEN, Chief Investment Officer and Senior Portfolio Manager Christian C. Bertelsen has over 43 years of investment experience. In November 2004, he became Chief Investment Officer at Global Financial Private Capital ("GFPC"), the incubator company of Aviance. From July 1997 to December 2003, Mr. Bertelsen was director of the value equity group for Phoenix Investment Counsel, during which time he was responsible for developing strategies that focused on the analysis of dividends as a means of identifying undervalued companies and generating income. He served as Chief Investment Officer at Dreman Value Advisors between January 1996 and July 1997, and was a Senior Vice President with Eagle Asset Management between April 1993 and January 1996. From June 1986 to April 1993, Mr. Bertelsen headed the equity investment department at Colonial Advisory Services, Inc., and managed the Colonial Fund. Prior to 1986, he held positions with Batterymarch Financial Management and State Street Bank & Trust Company. Mr. Bertelsen holds an M.B.A. and a B.A. in Economics and History from Boston University.

JEFFERY J. WALKER, Analyst and Assistant Portfolio Manager
Jeffrey J. Walker has 5 years of investment industry experience which includes trading, investment analysis/research, and portfolio management. Mr. Walker started as an intern with GF Investment Services, LLC in May 2006 before starting full-time employment in March 2009. He joined GFPC/Aviance in May 2011 as an analyst/assistant portfolio manager. Mr. Walker graduated magna cum laude from Florida State University with a B.S. in Finance, and is currently a Level III Candidate in the Chartered Financial Analyst ("CFA") Program.

EDWARD C. BERTELSEN, Portfolio Manager - Research
Edward C. Bertelsen has over 10 years of experience in supporting and managing portfolios. He is also responsible for a limited number of selected client relationships. He joined GFPC/Aviance in April 2004 and was instrumental in creating its trading environment. Between March 2001 and April 2004, Mr. Bertelsen was a Senior Portfolio Manager with Salomon Smith Barney. Between November 1996 and March 2001, Mr. Bertelsen was employed by Legg Mason Wood Walker as a Portfolio Manager. He graduated with Honors from Albion College in 1993 with a B.A. in Economics and History and started his financial career with Raymond James in July 1993.

MARK BELANIAN, Portfolio Analyst
Mark Belanian has over 10 years of investment industry experience. Mr. Belanian joined GFPC/Aviance in February 2006 from Merrill Lynch's Global Private Client Group in Sarasota, Florida, where he had worked since February 2005. Mr. Belanian worked with Christian Bertelsen as a portfolio analyst at Phoenix Investment Counsel between June 1998 and January 2005. Mr. Belanian graduated from Trinity College with a B.A. in Modern Language.

JOHN GAMBLA, CFA, Senior Portfolio Manager
John Gambla is a Senior Portfolio Manager of the Alternative and Equity Investment Group at First Trust Advisors L.P. ("First Trust"). Mr. Gambla has 20 years of investment experience. He joined First Trust in 2011. Before joining First Trust he was a co-Chief Investment Officer at the Nuveen HydePark Group LLC, a wholly-owned subsidiary of Nuveen Investments from May 2004 to March 2011. While at HydePark Mr. Gambla co-directed HydePark's investment activities including research, product development, trading, portfolio management, and performance attribution. Prior to May 2004, Mr. Gambla was a Senior Trader and Quantitative specialist at Nuveen Asset Management. While there, he was responsible for trading all derivatives for more than 120 municipal mutual funds. Mr. Gambla graduated Phi Beta Kappa with a B.S. in Genetics and Development Biology (Cum Laude) and a B.A. in Finance (departmental distinction) from the University of Illinois at Urbana/Champaign, and earned an MBA from the University of Chicago's Graduate School of Business. He is a CFA Charterholder and holds FRM and PRM designations.

ROB A. GUTTSCHOW, CFA, Senior Portfolio Manager
Rob Guttschow is a Senior Portfolio Manager for the Alternative and Equity Investment Group at First Trust. Mr. Guttschow has nearly 20 years of investment experience. He joined First Trust in 2011. Before joining First Trust he was a co-Chief Investment Officer at the Nuveen HydePark Group LLC, a wholly-owned subsidiary of Nuveen Investments from May 2004 to March 2011. While at HydePark Mr. Guttschow co-directed HydePark's investment activities including research, product development, trading, portfolio management, and performance attribution. Prior to joining HydePark Mr. Guttschow was an Overlay Manager and Senior Portfolio Manager at Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments. Prior to May 2004, Mr. Guttschow was a Partner, Managing Director and Senior Portfolio Manager at Lotsoff Capital Management. While at Lotsoff, he was responsible for managing a variety of fixed-income and equity-based enhanced index products for the firm's institutional clients. Mr. Guttschow earned a B.S. degree in Engineering and an MBA from the University of Illinois at Urbana/Champaign. He is a CFA Charterholder and a member of the CFA Society of Chicago.


(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF NOVEMBER 30, 2012

                                                                                            # of Accounts    Total Assets
                                                                                             Managed for       for which
                                                             Total # of                    which Advisory   Advisory Fee is
 Name of Portfolio Manager                                    Accounts         Total       Fee is Based on     Based on
      or Team Member                Type of Accounts           Managed        Assets         Performance      Performance

Christian C. Bertelsen       Registered Investment                0             $0                0               $0
                             Companies:
                             Other Pooled Investment              0             $0                0               $0
                             Vehicles:

                             Other Accounts:                     59         $932 Million          0               $0

Jeffrey J. Walker            Registered Investment                0             $0                0               $0
                             Companies:
                             Other Pooled Investment              0             $0                0               $0
                             Vehicles:

                             Other Accounts:                      1          $32 Million          0               $0

Edward C. Bertelsen          Registered Investment                0             $0                0               $0
                             Companies:
                             Other Pooled Investment              0             $0                0               $0
                             Vehicles:

                             Other Accounts:                     15          $51 Million          0               $0

Mark Belanian                Registered Investment
                             Companies:                           0             $0                0               $0

                             Other Pooled Investment
                             Vehicles:                            0             $0                0               $0

John Gambla                  Other Accounts:                      0             $0                0               $0
                             Registered Investment                2          $3 Million           0               $0
                             Companies:
                             Other Pooled Investment
                             Vehicles:                            0             $0                0               $0

                             Other Accounts:                      5        $588 Thousand          0               $0

Rob A. Guttschow             Registered Investment                2          $3 Million           0               $0
                             Companies:
                             Other Pooled Investment              0             $0                0               $0
                             Vehicles:

                             Other Accounts:                      5        $588 Thousand          0               $0



POTENTIAL CONFLICTS OF INTERESTS

Aviance believes there are not any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Registrant's investments. First Trust believes there are not any material conflicts of interest that may arise in connection with the First Trust's management of the Registrant's investments.


(A)(3)   COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM
MEMBERS

INFORMATION PROVIDED AS OF JANUARY 19, 2013.

As Members of Aviance, Christian Bertelsen and Edward Bertelsen receive compensation which is capped at a certain level that can rise annually with inflation. Additional bonuses are based on the overall profitability of the firm. At this time, the cash flow of the company does not support the full amount of the capped draw, therefore Christian Bertelsen and Edward Bertelsen are paid at a discounted level, as cash flow allows. Mark Belanian is paid a monthly salary and is eligible for bonuses based on his performance and the company's profitability. Jeffrey Walker's compensation is tied to the performance and profitability of the company. Aviance employees are offered health/dental insurance through the firm's group policy.

John Gambla and Rob Guttschow receive compensation from First Trust which is based upon a fixed salary and discretionary bonus. The discretionary bonus is set by First Trust based upon a variety of factors including, but not limited to, assets under management, performance versus benchmarks, and firm profitability. First Trust employees are offered health/dental insurance through the firm's group policy.


(A)(4)   DISCLOSURE OF SECURITIES OWNERSHIP

INFORMATION PROVIDED AS OF NOVEMBER 30, 2012

                                                Dollar Range of Registrant
           Name                                 Shares Beneficially Owned
           Christian C. Bertelsen                           $0
           Jeffrey Walker                                   $0
           Edward C. Bertelsen                              $0
           Mark Belanian                                    $0
           John Gambla                                      $0
           Rob A. Guttschow                                 $0


(B)      Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3)  Not applicable.

      (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust Active Dividend Income Fund

By (Signature and Title)*         /s/ Mark R. Bradley
                                  -------------------------------------------
                                  Mark R. Bradley, President and Chief
                                  Executive Officer
                                  (principal executive officer)

Date: January 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*         /s/ Mark R. Bradley
                                  -------------------------------------------
                                  Mark R. Bradley, President and Chief
                                  Executive Officer
                                  (principal executive officer)

Date: January 28, 2013

By (Signature and Title)*         /s/ James M. Dykas
                                  -------------------------------------------
                                  James M. Dykas, Treasurer, Chief Financial
                                  Officer and Chief Accounting Officer
                                  (principal financial officer)

Date: January 28, 2013


* Print the name and title of each signing officer under his or her signature.